Safeguard Scientifics Announces Pending Change In Chief Financial Officer

RADNOR, Pa., Aug. 31, 2018 /PRNewswire/ -- Safeguard Scientifics, Inc. (NYSE: SFE) ("Safeguard" or the "Company") today announced that Senior Vice President and Chief Financial Officer David Kille has submitted his resignation to pursue another professional opportunity and will leave the Company on September 21. Safeguard expects to name Mr. Kille's replacement shortly. Mr. Kille joined the Company in 2015 as corporate controller and was named CFO in June 2018.

"Dave Kille is a consummate financial professional who has done a great job for the Company during his tenure here," said Brian J. Sisko, Safeguard President and CEO. "The board and I extend our personal and professional thanks to Dave for his contributions over the past three years and we wish him the best in his new position."

About Safeguard Scientifics
Historically, Safeguard Scientifics (NYSE:SFE) has provided capital and relevant expertise to fuel the growth of technology-driven businesses. Safeguard has a distinguished track record of fostering innovation and building market leaders that spans more than six decades. For more information, please visit www.safeguard.com or follow us on Twitter @safeguard.

Forward-looking Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding Safeguard's initiatives taken or contemplated to enhance and unlock value for all of its stockholders, Safeguard's efforts to execute on and implement its strategy to streamline its organizational structure, reduce its operating costs, pursue monetization opportunities for Partner Companies and maximize the net proceeds distributable to its shareholders, Safeguard's ability to create, unlock, enhance and maximize shareholder value, Safeguard's ability to have a smooth transition to a new management team, the timing of Safeguard's management succession plan and its effect on driving increased organizational effectiveness and efficiencies, the ability of the new management team to execute Safeguard's strategy, the availability of, the timing of, and the proceeds that may ultimately be derived from the monetization of Partner Companies, Safeguard's projections regarding the reduction in its ongoing operating expenses, Safeguard's projections regarding annualized operating expenses and expected severance expenses, monetization opportunities for Partner Company Interests, and the amount of net proceeds from the monetization of Partner Company Interests that are ultimately distributable to Safeguard shareholders after satisfying Safeguard's debt obligations and working capital needs and the timing of such distributions. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations that involve a number of uncertainties, risks and assumptions that are difficult to predict. Therefore, actual outcomes and/or results may differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially include, among others, our ability to make good decisions about the monetization of our Partner Companies for maximum value or at all and distributions to our shareholders, our ability to successfully execute on our strategy to streamline our organizational structure and align our cost structure to increase shareholder value, whether our strategy will better position us to focus our resources on the highest-return opportunities and deliver enhanced shareholder value, the ongoing support of our existing Partner Companies, the fact that our Partner Companies may vary from period to period, challenges to achieving liquidity from our partner company holdings, fluctuations in the market prices of our publicly traded partner company holdings, competition, our inability to obtain maximum value for our partner company holdings, our ability to attract and retain qualified employees, market valuations in sectors in which our Partner Companies operate, our inability to control our Partner Companies, our need to manage our assets to avoid registration under the Investment Company Act of 1940, risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity that may adversely affect our business, and risks associated with our Partner Companies, including the fact that most of our Partner Companies have a limited operating history and a history of operating losses, face intense competition and may never be profitable, the effect of economic conditions in the business sectors in which Safeguard's Partner Companies operate, and other uncertainties described in our filings with the Securities and Exchange Commission. Many of these factors are beyond the Company's ability to predict or control. As a result of these and other factors, the Company's past operational and financial performance should not be relied on as an indication of future performance. The Company does not assume any obligation to update any forward-looking statements or other information contained in this press release.

SAFEGUARD CONTACT:
John E. Shave III, IRC
Senior Vice President, Investor Relations and Corporate Communications
(610) 975.4952
jshave@safeguard.com